SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          Form 8-K/A


                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)
                    December 25, 1995


       RESIDENTIAL ASSET SECURITIES CORP
 (Exact name of the registrant as specified in its charter)

                   33-56893
           (Commission File Number)

  Delaware                             51-0362653
(State or other                       (I.R.S Employee
jurisdiction of                       Identification No.)
incorporation)

8400 Normandale Lake Boulevard                 55437
Minneapolis, Minnesota                       (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000




Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the December 1995 distribution to holders of the following series of Conduit Mortgage
Pass-Through Certificates.

The monthly reports filed herewith as Exhibit 19 replace and supersede the monthly reports originally filed by the Registrant together with a Current Report on Form 8-K on January 10,
1995 (the "First Filing"). The monthly reports contained in the First Filing were the respective reports for a different Registrant of Residential Funding Corporation (RFC). RFC is the parent company of both that Registrant and the Registrant for which this filing is made.


Master Serviced by Residential Funding Corporation

1995-KS1
1995-KS2
1995-KS3


Item 7.  Financial Statements and Exhibits
(a)  See attached monthly reports




                         SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET
SECURITIES CORP

   By:  /s/Davee Olson


 Name:  Davee Olson
Title:  Executive Vice President and
        Chief Financial Officer
Dated:  December 25, 1995